RECEIVABLES PURCHASE AGREEMENT

         THIS  RECEIVABLES  PURCHASE  AGREEMENT (the  "Agreement"),  dated as of
January 15, 1998 is among FAIRFIELD ACCEPTANCE CORPORATION, a Delaware corporation, as seller ("Seller"), FAIRFIELD COMMUNITIES, INC., a Delaware corporation, and the parent corporation of Seller, as co-originator ("FCI"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation and a wholly-owned subsidiary of FCI, as co-originator ("FMB"), SEA GARDENS BEACH AND TENNIS RESORT, INC., a Florida corporation ("Sea Gardens"), VACATION BREAK RESORTS, INC., a Florida corporation ("VBR"), VACATION BREAK RESORTS AT STAR ISLAND,
INC., a Florida corporation ("VBRS") (each of Sea Gardens, VBR and VBRS being wholly-owned subsidiaries of Vacation Break, USA, Inc., a wholly-owned subsidiary of FCI), PALM VACATION GROUP, a Florida general partnership ("PVG"), OCEAN RANCH VACATION GROUP, a Florida general partnership ("ORVG")(each of Sea Gardens, VBR, VBRS, PVG and ORVG are hereinafter collectively referred to as the "VB Subsidiaries" and PVG and ORVG are hereinafter collectively referred to as the "VB Partnerships") and FAIRFIELD RECEIVABLES CORPORATION, a special purpose Delaware corporation, as purchaser (the "Company").

                                    RECITALS

         WHEREAS, FCI, FMB and the VB Subsidiaries have originated certain Contracts in connection with the sale to Obligors of VOIs or Lots at various Developments;

         WHEREAS, in the ordinary course of their businesses, FCI purchases or will purchase from FMB and the VB Subsidiaries, and Seller purchases or will purchase from FCI, certain Contracts and related property (including an interest in the VOIs or Lots underlying such Contracts);

         WHEREAS, FCI, FMB, the VB Subsidiaries, Seller and the Company wish to enter into this Agreement in order to among other things (i) effect the sale of Contracts and related Transferred Assets to the Company on the Effective Date and (ii) make additional sales of Contracts and related Transferred Assets from time to time in the future on Contract Grant Dates; and

         WHEREAS, the Company desires to finance the purchases of Contracts and related property on the Effective Date and on each Contract Grant Date, in part with advances made by EagleFunding Capital Corporation ("EagleFunding") pursuant a Credit Agreement, dated as of December 15, 1997, (the "Credit Agreement"), among Seller, as Servicer, Company, as Borrower, FCI, EagleFunding, BankBoston, N.A., as Collateral Agent and BancBoston Securities, Inc., as Deal Agent, which advances will be secured by, among other things, a pledge of the Contracts and related property purchased by Company;

         NOW, THEREFORE, in consideration of the purchase price set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.  Definitions
            -----------

         All terms used but not otherwise specifically defined herein shall have the meanings ascribed to them in the Definitions List, dated as of the date hereof, that refers to this "Receivables Purchase Agreement" and which is incorporated herein by this reference. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "Contracts"  shall  mean  each  interval   ownership  or  lot  contract
          ---------
agreement and installment note relating to the sale of one or more VOIs or Lots to an Obligor, together with any separate Obligor's installment note for the payment of the balance of the purchase price thereof which constitutes the Initial Contracts, and Subsequent Contracts, as such terms are defined hereinafter, which may from time to time be purchased by the Company from the Seller hereunder and thereafter pledged and assigned by the Company to Collateral Agent for the benefit of EagleFunding.

         "Purchase  Price"  shall mean  either  the  Initial  Purchase  Price or
          ---------------
Subsequent Purchase Price, as applicable, as such terms are defined hereinafter.

         "Subordinated  Interest"  shall mean (x) the Initial  Purchase Price of
          ----------------------
the Initial  Contracts minus the sum of the amount of cash paid to Seller on the
                       -----
Effective  Date  pursuant  to  Section   4(c)(i)(A)  below  and  the  amount  of
                               --------------------
transaction fees and expenses referred to in Section  4(c)(i)(A) below, plus (y)
                                             -------------------        ----
the Subsequent  Purchase Price of Subsequent  Contracts minus the amount of cash
                                                        -----
paid to Seller on any Contract Grant Date pursuant to Section 4(c)(ii)(A) below,
                                                      -------------------
minus (z) permitted repayments of principal under the Subordinated Note from and
-----
after the Effective Date.

Section 2.  Purchase and Sale of Contracts.
            ------------------------------

         (a)  Initial  Contracts.  Subject  to the terms and  conditions  and in
              ------------------
reliance on the representations, warranties, covenants and agreements set forth in this Agreement, the Seller shall sell and assign, without recourse (except as expressly provided herein), to the Company and the Company shall purchase from the Seller, on the Effective Date, all of the Seller's right, title and interest in, to and under (but none of the obligations arising under) the Contracts listed on the Contract Schedule delivered on the Effective Date (the "Initial Contracts"), together with all other Transferred Assets relating thereto.

         (b)  Subsequent  Purchases.  The Seller and  Company  acknowledge  that
              ---------------------
pursuant to this Agreement and the Credit Agreement, the Seller, at its option and in its sole discretion, shall be entitled from time to time until the Termination Date to designate additional Eligible Contracts to be offered for sale to the Company on Contract Grant Dates and the Company shall, until the Termination Date and to the extent EagleFunding is obligated to fund such Purchase through additional EagleFunding Loans to the Company under the Credit Agreement, purchase from Seller all of Seller's right, title and interest in, to and under the Eligible Contracts as listed on a supplement to the Contract Schedule delivered by Seller on each Contract Grant Date (the "Subsequent Contracts"), together with all other Transferred Assets relating thereto.

         (c)  Treatment as Sale.  It is the express and  specific  intent of the
              -----------------
parties that the transfer of the Contracts and the other Transferred Assets relating thereto from the Seller to Company, as provided in this Section 2
                                                                       ---------
(each, a "Purchase"), is and shall be construed for all purposes as a true, complete and absolute sale of such Contracts and Transferred Assets.

         (d)  Recharacterization.  To the extent that any  transfer of Contracts
              ------------------
and other Transferred Assets relating thereto from (i) any of FMB or the VB Subsidiaries to FCI or FCI to Seller, in each case pursuant to the Operating Agreement or (ii) from Seller to the Company pursuant to this Agreement is not treated as a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that each of FMB and the VB Subsidiaries shall be deemed to have granted to FCI, FCI shall have been deemed to have granted to Seller, and Seller shall be deemed to have granted to the Company, a first priority perfected security interest in all of FMB's, the VB Subsidiaries', FCI's, or Seller's, as the case may be, right, title and interest in, to and under such Contracts and other Transferred Assets relating thereto, in order to secure the advance of the aggregate purchase price paid to the Seller hereunder from time to time; and each of FMB, the VB Subsidiaries, FCI and Seller, as the case may be, shall be deemed to have (i) collaterally assigned all of its right, title and interest in, to and under the Contracts and other Transferred Assets relating thereto pursuant to the assignments executed in accordance with the Operating Agreement or Section 5(c) hereof, as applicable, and (ii) waived any and all defenses to the enforceability of such advance pursuant to this Section 2(d) including, without limitation, any defense arising under usury laws.

         (e)  Security  Interest  in  Transferred   Assets.  FCI,  FMB,  the  VB
              --------------------------------------------
Subsidiaries and Seller acknowledge that the Contracts and other Transferred Assets relating thereto are subject to the security interest of Collateral Agent for the benefit of itself and EagleFunding pursuant to the Credit Agreement, and that EagleFunding has assigned its rights under the EagleFunding Note (together with its related rights under the Credit Agreement) to the Liquidity Collateral Agent pursuant to the Liquidity Agreement and Liquidity Security Agreement.

         (f) Other  Property.  In connection with each Purchase  hereunder,  the
             ---------------
Seller also sells, transfers and assigns to Company, all of its right, title and interest in, to and under the following related property:

         (i) all proceeds of the Contracts and other Transferred Assets including without limitation, interest dividends, cash, instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Contracts or other Transferred Assets relating thereto and including all payments on Insurance Policies (whether or not any of the Seller, FCI, FMB, the VB Subsidiaries, EagleFunding, or the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing property, and any security granted or purported to be granted in respect of any said property; and

         (ii) all other monies or property of the Seller specifically relating to the Contracts and Transferred Assets, or the property described in clause (i) above, coming into the actual possession or control of the Company, the Collateral Agent, the Deal Agent or EagleFunding, (whether for safekeeping, deposit, custody pledge transaction, collection or otherwise).

         (g) Quitclaim of Residual Interest by FMB, the VB Subsidiaries and FCI.
             ------------------------------------------------------------------
(i) The parties hereto recognize that each of (A) FMB and the VB Subsidiaries has previously sold, transferred and assigned, or in the future will sell, transfer and assign, all of its right, title and interest in and to the Contracts originated by it, and the other Transferred Assets relating thereto to FCI and (B) FCI has previously sold, transferred and assigned, or in the future will sell, transfer and assign, all of its right, title and interest in and to the Contracts originated by it, and the other Transferred Assets relating thereto to Seller, in each case pursuant to the terms of the Operating Agreement, such sales and transfers being evidenced and memorialized by one or more blanket assignments executed by such parties in favor of FCI or Seller, as applicable. For the avoidance of any doubt and to further evidence the intent of the parties hereto that all residual right, title and interest in the Contracts and other Transferred Assets relating thereto are being sold and transferred to the Company pursuant to this Agreement, each of FCI, FMB and the VB Subsidiaries hereby irrevocably quitclaim any residual right, title and interest that any of them may be deemed to have in and to any of the Contracts or other Transferred Assets relating thereto directly to the Company.

         (ii) To the extent that any quitclaim of Contracts and other Transferred Assets relating thereto from FCI, FMB or the VB Subsidiaries to the Company contemplated by Section 2(g) above is not treated as a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that each of FCI, FMB or the VB Subsidiaries, as applicable, shall have been deemed to grant to the Company a first priority perfected security interest in all of FCI's, FMB's or the VB's Subsidiaries, as the case may be, right, title and interest in, to and under such Contracts and other Transferred Assets relating thereto in order to secure the advance of the aggregate purchase price paid to the Seller hereunder from time to time and each of FCI, FMB and the VB Subsidiaries, as the case may be, shall be deemed to have waived any and all defenses to the enforceability of such advance pursuant to this Section 2(g)(ii) including, without limitation, any defense arising under usury laws.

Section 3.  Purchase Price.
            --------------

         (a) The amount payable to the Seller for the Initial Contracts and other related Transferred Assets on the Effective Date shall be an amount equal to ninety-seven percent (97%) of the aggregate Principal Balance of the Initial Contracts as of the applicable Cut-Off Date therefor (the "Initial Purchase Price").

         (b) The amount payable to the Seller by Company on each Contract Grant Date subsequent to the Effective Date in connection with any Purchase of Subsequent Contracts hereunder (the "Subsequent Purchase Price") shall be an amount equal to ninety-seven percent (97%) of the aggregate Principal Balance of the Subsequent Contracts as of the applicable Cut-Off Date therefor.

         (c) The parties intend, and each of the Seller and Company shall reflect in their financial accounting and tax records that the difference between (x) the aggregate unpaid principal balance of the Contracts as of the Cut-Off Date therefor and (y) the Purchase Price paid by the Company therefor, shall be a capital contribution by Seller in accordance with Section 351 of the IRC.

Section 4. Payment of Purchase Price.
           -------------------------

         (a) Effective Date.  Payment for and delivery of the Initial  Contracts
             --------------
being purchased by the Company shall take place on the Effective Date, at such time and place as shall be mutually agreed upon among the parties hereto. Payment of the portion of the Initial Purchase Price to be paid in cash pursuant hereto, shall be made by the Company on the Effective Date in immediately available funds to the Seller to such accounts at such banks as the Seller shall designate to the Company not less than one Business Day prior to the Effective Date.

         (b) Contract  Grant Dates.  Payment for and delivery of the  Subsequent
             ---------------------
Contracts to be purchased by the Company on a Contract Grant Date subsequent to the Effective Date shall be made at such time and place and to such accounts and such banks as the parties may mutually agree.

         (c)  Manner of Payment of Purchase Price.
              -----------------------------------

                  (i) Initial  Purchase  Price. On the Initial Closing Date, the
                      ------------------------
Initial Purchase Price shall be paid to Seller in the manner provided below:

                           (A) in cash, in an amount equal to the  difference of
         (x) the aggregate Principal Balance of EagleFunding Loans being made on the Effective Date, minus (y) transaction fees and expenses, if any, payable by the Seller to the Company;

                           (B) to the extent that the Initial Purchase Price exceeds the sum of the amount of the cash payment in Section 4(c)(i)(A)
                                                              ------------------
         above plus the amount of transaction  fees and expenses  referred to in
         Section  4(c)(i)(A),  such excess shall be paid, on the Effective Date,
         ------------------
         by means of the Subordinated Note so that such Subordinated Note is equal to the Subordinated Interest on the Effective Date.

                  (ii)  Subsequent  Purchase  Price. On each Contract Grant Date
                        ---------------------------
subsequent to the Effective Date, the Subsequent Purchase Price shall be paid to Seller in the manner provided below:

                           (A) in cash, an amount equal to the difference of (x) the aggregate Principal Balance of EagleFunding Loans being made on the Contract Grant Date, minus (y) transaction fees and expenses, if any,
                              -----
         payable by the Seller to the Company; and

                           (B) to the extent that the Subsequent Purchase Price paid on any Subsequent Grant Date exceeds the sum of the amount of the cash payment in Section 4(c)(ii)(A) above plus the amount of
                            ---------------------
         transaction fees and expenses referred to in Section 4(c)(ii)(A),  such
                                                      -------------------
         excess shall be paid, on the Contract Grant Date, by means of an increase in the principal balance of the Subordinated Note so that such Subordinated Note is equal to the Subordinated Interest on the Contract Grant Date.

         (e) Scheduled  Payments Under Contracts and Cut-Off Dates.  The Company
             -----------------------------------------------------
shall be entitled to all Payments, other Collections and all other funds with respect to any Contract received after the Cut-Off Date therefor; provided that on the Effective Date or Contract Grant Date, as applicable, the Company shall reimburse Seller for an amount equal to all accrued and paid interest on each Contract at the Contract Rate through, and including, the Effective Date or Contract Grant Date, as applicable. The principal balance of each Contract as of the Cut-Off Date therefor is determined after deduction of payments of principal received before and on such Cut-Off Date. On each Contract Grant Date hereunder, the Company hereby authorizes and instructs the Servicer, to either (i) deposit, on the Company's behalf, in the Collection Account established pursuant to the Credit Agreement or (ii) credit against the portion of the Purchase Price to be paid in cash, the aggregate amount of funds received with respect to the Initial Contracts or Subsequent Contracts, as applicable, between the Cut-Off Date therefor and the applicable Contract Grant Date.

Section 5.  Conditions to Sale of Contracts.
            -------------------------------

         (a) Effective Date. The Company's obligations hereunder to purchase and
             --------------
pay for the Initial Contracts and other Transferred Assets relating thereto on the Effective Date are subject to the fulfillment of the following conditions on or before such Effective Date:

         (i) The Company shall have received (a) the Credit Agreement executed by all the parties thereto and (b) all conditions to lending set forth in
Section 3.01 and 3.02 of the Credit Agreement shall have been fulfilled,  to the
---------------------
extent they are capable of being fulfilled prior to the performance by the Company of its obligations under this Agreement, and a certificate to such effect delivered by the Company pursuant to the Credit Agreement shall be conclusive for purposes of this Agreement;

         (ii) The representations and warranties of the Seller, FCI, FMB and the VB Subsidiaries made herein and the Seller as Servicer under the Credit Agreement shall be true and correct in all material respects on the Effective Date.

         (b)  Subsequent  Purchases.  The Company's  purchase of any  Subsequent
              ---------------------
Contracts on any Contract Grant Date subsequent to the Effective Date is subject to the fulfillment of the following conditions on or before such Contract Grant
Date:

         (i)  The Credit Agreement shall be in full force and effect;

         (ii) All  conditions  to  borrowing  set forth in Sections  3.02 of the
                                                           --------------
Credit Agreement shall have been fulfilled, to the extent the same are capable of being fulfilled prior to performance by the Company of its obligations hereunder; and

         (iii) The representations and warranties of Seller made herein and as Servicer in the Credit Agreement shall be true and correct in all material respects on the Contract Grant Date.

         (c) Form of  Assignment.  In connection  with each sale and purchase of
             -------------------
Contracts and related Transferred Assets hereunder, Seller shall execute an assignment substantially in the form of Exhibit "A" hereto and deliver the same to the Company, and the Company shall thereupon execute and deliver to the Seller, a form of certificate substantially in the form of Exhibit "B" hereto.

Section 6.  Transfer of Contracts.
            ---------------------

         Pursuant to the Credit Agreement, the Company will transfer, pledge and Grant all of its right, title and interest in, to and under the Contracts, Transferred Assets and related property, which constitute the property conveyed or to be conveyed to it by the Seller to the Collateral Agent for the benefit of EagleFunding pursuant to the Collateral Agency Agreement. All Contracts conveyed or to be conveyed to the Company hereunder shall be held by Custodian pursuant to the terms of the Custodial
Agreement for the benefit of the Company and Collateral Agent. Upon each Purchase hereunder, Custodian shall execute and deliver to the Company, a form of certificate acknowledging receipt of the Contracts substantially in the form of Exhibit "C" hereto.

         Each of FCI and the Seller acknowledges that, pursuant to the Credit Agreement, the Company may transfer, pledge and grant all of its right, title and interest in, to and under the Contracts and related Transferred Assets, all of its right, title and interest hereunder, and its right to exercise the remedies created hereunder including, without limitation, Section 7(g) hereof,
                                                            -----------
to Collateral Agent. Each of FCI and the Seller agrees that, upon such assignment, Collateral Agent may enforce directly, without joinder of the Company, all of Seller's and FCI's obligations hereunder, including without limitation, the repurchase obligations of the Seller set forth in Section 8
                                                                       ---------
hereof, with respect to breaches of the representations and warranties set forth in Section 7 hereof.
   ---------

Section  7.  Representations  and  Warranties  of  Seller,  FCI,  FMB and the VB
             -------------------------------------------------------------------
Subsidiaries.
------------

         (a) General  Representations and Warranties of Seller, FCI, FMB and the
             -------------------------------------------------------------------
VB Subsidiaries.  Seller, FCI, FMB and the VB Subsidiaries jointly and severally
---------------
represent and warrant to the Company as follows:

         (i)  Organization  and Good Standing.  (A) Seller,  FCI, FMB and the VB
              -------------------------------
Subsidiaries (other than the VB Partnerships) are corporations duly organized, validly existing and in good standing under the laws of the state of their organization and have full corporate power, authority and legal right to own their properties and conduct their businesses as such properties are presently owned and such businesses are presently conducted, and to execute, deliver and perform their obligations under each of the Facility Documents to which they are a party. Seller, FCI, FMB and the VB Subsidiaries (other than the VB Partnerships) are duly qualified to do business and are in good standing as a foreign corporations, and have obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Contract unenforceable by Seller, FCI, FMB or the VB Subsidiaries (other than the VB Partnerships), or would have a Material Adverse Effect.

                  (B) The VB Partnerships are general partnerships duly organized and validly existing under the laws of the State of Florida and have full power, authority and legal right to own their properties and conduct their businesses as such properties are presently owned and such businesses are presently conducted, and to execute, deliver and perform their obligations under each of the

Facility Documents to which they are a party. The VB Partnerships are duly qualified to do business and are in good standing and have obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Contract unenforceable by VB Partnerships or would have a Material Adverse Effect.

         (ii) Due  Authorization  and No Conflict.  The execution,  delivery and
              -----------------------------------
performance by Seller, FCI, FMB and the VB Subsidiaries of each of the Facility Documents to which they are a party, and the consummation of the transactions contemplated hereby and under the Facility Documents have in all cases been duly authorized by Seller, FCI, FMB and the VB Subsidiaries by all necessary corporate (or in the case of the VB Partnerships, partnership) action, do not contravene (i) Seller's, FCI's, FMB's or the VB Subsidiaries' charter or by-laws (or in the case of the VB Partnerships, partnership agreements), (ii) any law, rule or regulation applicable to Seller, FCI or FMB or the VB Subsidiaries,
(iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting Seller, FCI, FMB, the VB Subsidiaries or their properties or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting Seller, FCI, FMB or their properties (except where such contravention would not have a Material Adverse Effect, and do not result in or require the creation of any Lien upon or with respect to any of their properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which Seller, FCI, FMB or the VB Subsidiaries is a party have been duly executed and delivered on behalf of Seller, FCI, FMB and the VB Subsidiaries.

         (iii) Governmental and Other Consents.  All approvals,  authorizations,
               -------------------------------
consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which Seller, FCI, FMB or the VB Subsidiaries is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

         (iv)  Enforceability  of  Facility  Documents.  Each  of  the  Facility
               ---------------------------------------
Documents to which the Seller, FCI, FMB or the VB Subsidiaries is a party have been duly and validly executed and delivered by the Seller, FCI, FMB or the VB Subsidiaries and constitute the legal, valid and binding obligation of Seller, FCI, FMB or the VB Subsidiaries, as applicable, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

         (v) No Litigation. Except as otherwise disclosed on FCI's annual report
             -------------
on Form 10-K for the year ended December 31, 1996 and Forms 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 (collectively the "Base Reports"), which Base Reports shall have been delivered to the Company, Collateral Agent, Deal Agent and EagleFunding prior to the Effective Date, or except as otherwise set forth on Schedule 4.01(e) to the Credit Agreement, there are no proceedings or investigations pending or, to the best knowledge of Seller, FCI or FMB, threatened against the Seller, FCI, FMB or the VB Subsidiaries before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any of the other Facility Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (C) seeking any determination or ruling that would adversely affect the performance by Seller, FCI, FMB or the VB Subsidiaries of their obligations under this Agreement or any of the other Facility Documents, (D) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any of the other Facility Documents, or (E) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect; provided, however, that in the event the Company, Collateral Agent, Deal Agent or EagleFunding shall receive a report dated subsequent to the date of the Base Reports, which report shall disclose the existence of, and accurately describe, one or more proceedings or investigations which are not disclosed in the Base Reports, and neither the Company, Collateral Agent, Deal Agent, nor EagleFunding shall not identify in writing to the Seller, FCI, FMB or the VB Subsidiaries within 90 days of the receipt of such report, one or more of the proceedings or investigations described in such report as constituting a proceeding or investigation of a type described in one or more of clauses (A) through (E) above, the existence of each such proceeding or investigation not so identified to Seller, FCI, FMB or the VB Subsidiaries shall be deemed not to constitute a breach of the representation and warranty of this subsection (v).

         (vi) Accuracy of  Information.  All  certificates,  reports,  financial
              ------------------------
statements and any other written information furnished by or on behalf of the Seller, FCI, FMB or the VB Subsidiaries to the Company, Collateral Agent, Deal Agent or EagleFunding, at any time pursuant to any requirement of, or in response to any request of any such party under, this Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and any other written information hereafter furnished by Seller, FCI, FMB or the VB Subsidiaries to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

         (vii) Governmental Regulations. Neither Seller, FCI, FMB nor any of the
               ------------------------
VB Subsidiaries, is (i) an "investment company" registered or required to be registered or required to be registered under the Investment Company Act of 1940, as amended, (ii) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

         (viii) Margin Regulations.  Neither Seller, FCI, FMB, nor any of the VB
                ------------------
Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any margin stock (as each of the quoted terms is defined or used in any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the EagleFunding Loans has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         (ix)  Location of Chief  Executive  Office and Records.  The  principal
               ------------------------------------------------
place of business and chief executive office of Seller FCI and FMB, and the office where Seller, FCI and FMB maintain all of their Records, is located at 11001 Executive Center Drive, Little Rock, Arkansas 72211 and the principal place of business and chief executive office of each of the VB Subsidiaries is located at 6400 North Andrews Avenue, Fort Lauderdale, Florida 33309 (provided
                                                                        --------
that, at any time after the Closing Date, upon 30 days' prior written notice to Collateral Agent, any of the Seller, FCI, FMB, and the VB Subsidiaries may relocate its principal place of business and chief executive office, and/or the office where Seller, FCI, FMB or such VB Subsidiary maintains all of its Records, to such other locations within the United States where all action required  by  Section  7.04 of the  Credit  Agreement  shall have been taken and
              -------------
completed  (giving  effect to the  provisions  of such  Section  7.04 as if each
                                                        -------------
reference to the "Borrower" therein is, instead, a reference to each of the Seller, FCI, FMB and the VB Subsidiaries).

         (x)  Lock-Box  Accounts.  Except  in the case of any  Lock-Box  Account
              ------------------
pursuant to which only Collections in respect of Contracts subject to a PAC are deposited, each of the Seller and FCI has filed a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit F to the Credit
                                                         ---------
Agreement. From and after the Closing Date, neither FCI, FMB, nor the VB Subsidiaries shall have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and will maintain no lock-box accounts in their own names for the collection of Payments in respect of Contracts. Neither the Seller, FCI, FMB, nor any of the VB Subsidiaries has any other lock-box accounts for the collection of Payments in respect of Contracts, except for the Lock-Box Accounts.

    (xi) Facility  Documents.  This Agreement is the only agreement  pursuant to
         -------------------
which Seller sells the Company Contracts, other Transferred Assets or any other assets of a similar nature. The Seller, FCI, FMB and the VB Subsidiaries have furnished to each of the Company, Collateral Agent, Deal Agent, and
EagleFunding, true, correct and complete copies of each Facility Document to which any of the Seller, FCI, FMB and the VB Subsidiaries are parties, each of which is in full force and effect. Neither Seller, FCI, FMB, any of the VB Subsidiaries, nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. All Contracts and related assets are purchased without recourse to any of the Seller, FCI, FMB or the VB Subsidiaries except as described in this Agreement. The Purchases by Company under this Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of Seller, FCI, FMB and the VB Subsidiaries, and no Contract or related Collateral shall constitute property of the Seller.

         (xii)  Ownership  of the  Company.  One hundred  percent  (100%) of the
                --------------------------
outstanding capital stock of the Company is directly owned (both beneficially and of record) by Seller. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Company.

         (xiii) Taxes.  Each of Seller,  FCI, FMB and the VB  Subsidiaries  have
                -----
filed or caused to be filed all Federal, state and local tax returns which are required to be filed by them, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by them, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Seller, FCI, FMB and the VB Subsidiaries have set aside adequate reserves on their books in accordance with GAAP and which proceedings have not given rise to any Lien.

         (xiv) Solvency.  Each of Seller,  FCI, FMB and the VB Subsidiaries both
               --------
prior to and after giving effect to each Purchase of Contracts hereunder (i) is not "insolvent" (as such term is defined in '101(32)(A) of the Bankruptcy Code);
(ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

         (xv) Reporting and Accounting  Treatment.  For reporting and accounting
              -----------------------------------
purposes, and in their books of account and records, the Seller and FCI will treat the Purchase of each Contract pursuant to this Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each Contract, and the Seller and FCI have not in any other manner accounted for or treated the transactions.

         (xvi) ERISA. There has been no (i) occurrence or expected occurrence of
               -----
any Reportable Event with respect to any Plan of FCI, FMB, Seller or any ERISA Affiliate, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan or (ii) institution of proceedings or the taking of any other action by PBGC or FCI, FMB, Seller or any ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from or the termination, Reorganization or Plan Insolvency of, any such Plan.

         (xvii) No Adverse  Selection.  No selection  procedures  adverse to the
                ---------------------
Company, EagleFunding, the Collateral Agent or the Deal Agent have been employed by any of Seller, FCI, FMB or the VB Subsidiaries in selecting the Contracts (i) for inclusion in the Contract Pool on any Contract Grant Date, (ii) intended to be released from the Primary Lien under Section 7.11(c), or (iii) to be granted to the Collateral Agent pursuant to Section 7.12 as "Remarketed Contracts."

         (xviii) FairShare Program.  (a) On any date of determination,  for each
                 -----------------
VOI Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (a) the total number of Points actually allocated to a VOI Regime pursuant to the FairShare Plus Program at such time for the next succeeding twelve month period, divided by (b) the total number of Points which are
                        -----------
allocable to occupiable space in such VOI regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.

         (b) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (a) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (b) the total number of Points assigned
                             ----------
to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Contract.

         The  representations  and  warranties  of Seller,  FCI,  FMB and the VB
Subsidiaries  set forth in this  Section  7(a)  shall be  deemed  to be  remade,
                                 -------------
without further act by any Person, on and as of the Effective Date, and each Contract Grant Date. The representations and warranties set forth in this
Section 7(a) shall  survive the transfer and  assignment of the Contracts to the
-----------
Company.

         (b) Representations and Warranties Regarding the Contracts.  Seller and
             ------------------------------------------------------
FCI  jointly  and  severally  represent  and  warrant to the

Company as to each Contract conveyed on and as of the related Cut-Off Date (except as otherwise expressly stated) as follows:

         (i)      Eligibility.  Such Contract is an Eligible Contract.
                  -----------

         (ii)  Contract  Schedule.  The  information  set forth in the  Contract
               ------------------
Schedule is true and correct with respect to such Contract.

         (iii) No  Waivers.  The terms of such  Contract  have not been  waived,
               -----------
altered, modified, or extended in any respect, without the prior written consent of the Deal Agent, other than (i) extensions which are Permitted Deferrals, (ii) modifications, entered into in accordance with Customary Practice and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, and (iii) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract
Rate).

         (iv) Binding Obligation.  Such Contract is the legal, valid and binding
              ------------------
obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

         (v)  No  Defenses.  Such  Contract  is not  subject  to  any  right  of
              ------------
rescission, setoff, counterclaim or defense, including the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of the Contract or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         (vi)  Origination.  Such Contract was  originated by FCI, FMB or one of
               -----------
the VB Subsidiaries, as applicable, in the ordinary course of their businesses and was purchased by (i) FCI from FMB or a VB Subsidiary (if such Contract was not originated by FCI) or (ii) Seller from FCI in each case in the regular course of their businesses pursuant to the Operating Agreement in transactions constituting "true sales".

         (vii) Lawful Assignment. Such Contract was not originated in and is not
               -----------------
subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under this Agreement or the Grant of such Contract under the Credit Agreement unlawful.

         (viii)  Compliance with Law. The requirements of any federal,  state or
                 -------------------
local law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime; except where such noncompliance would not have a Material Adverse Effect. Except as disclosed in the Base Reports, none of the Seller, FCI, FMB or the VB Subsidiaries has received notice of any material violation of any legal requirements applicable to such VOI Regime; except where such noncompliance would not have a Material Adverse Effect. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, timeshare statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium and timeshare regime under the laws of the State where the related Development is located; except where such noncompliance would not have a Material Adverse Effect.

         (ix)  Contract in Force.  Such Contract is in full force and effect and
               -----------------
has not been satisfied in whole or in part, or rescinded.

         (x) No Subordination.  Such Contract has not been subordinated in whole
             ----------------
or in part.

         (xi) Capacity of Parties.  All parties to such Contract had capacity to
              -------------------
execute the Contract.

         (xii) Good  Title.  The Seller  has good and  marketable  title to such
               -----------
Contract free and clear of any Lien (other than the Primary Lien). The Seller has not sold, assigned or pledged such Contract to any Person other than the Collateral Agent and the Company. As to the related VOI or Lot, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the Lot or the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time the Originator (or a Subsidiary thereof) acquired the Lot or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (ii) at the time the Originator (or a Subsidiary thereof) acquired the Lot or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI or Lots, and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Seller has not sold, assigned, or pledged its interest in the related VOI or Lot to any Person other than the Collateral Agent and the Company, and the Seller's right, title and interest therein is free of any Liens (other than the Primary Lien).

         (xiii)  No  Defaults.  As of the  relevant  Cut-Off  Date,  there is no
                 ------------
default, breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (after giving effect to Permitted Deferrals). None of Seller, FCI, FMB or the VB Subsidiaries has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Collateral Agent.

        (xiv) Equal  Installments.  Such  Contract has a fixed rate of interest
              -------------------
and provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial (i.e., pre-computed) basis.

         (xv) Original Contracts. All original executed copies of such Contracts
              ------------------
are in the custody of the Custodian, except to the extent otherwise permitted pursuant to Section 4.02(x) of the Credit Agreement.

        (xvi)  Minimum   Downpayment.   Such  Contract  had  a  minimum  Equity
               ---------------------
Percentage of 10% (or in the case of Contracts the down payment for which was financed, 15%) at origination (including in such total any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract and downpayments under such Contract financed over a period not exceeding six months from the date of origination of such Contract which have actually been paid within such six month period).

        (xvii)  Contract  Form/Governing  Law.  Such  Contract  was executed in
                -----------------------------
substantially the form of one of the forms of Contract attached hereto as Exhibit D, (as such Exhibit D may be amended from time to time with the consent of the Collateral Agent in the exercise of its reasonable discretion in connection with the Purchase of Contracts on Contract Grant Dates originated at a Development with respect to which the Contract forms relating thereto have not been previously been approved by Collateral Agent and previously included on said Exhibit D), except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Company shall have, on or before the relevant Contract Grant Date, delivered to the Collateral Agent an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as either such recipient shall reasonably request, and such Contract is substantially in the form of one of the forms of Contracts attached as an exhibit to such opinion.

        (xviii) No Event of Default. No Event of Default (or Unmatured Event of
                -------------------
Default) will occur as a result of the Purchase of the Contract by the Company pursuant to this Agreement.

         (xvix)   Reserved.
                  --------

        (xx) Interest in Real Property. The VOI or Lot underlying such Contract
             -------------------------
is an interest in real property consisting of either (a) a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado or (c) if a lot, a fee simple interest in real property; and in each case such VOI or Lot has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

        (xxi) Environmental  Compliance.  Each VOI Regime related to a Contract
              -------------------------
is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal; state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"), including, without
                                  --------------------
limitation, any PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of FCI
                           ------------
has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or Occupant of all or part of any of the VOI Regimes is now or has been involved in operations at; any VOI Regime which could lead to liability for FCI, the Company, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

         Except as set forth on Schedule  4.02(t) to the Credit  Agreement,  all
                                ----------------
property owned, managed, or controlled by FCI or any Affiliate of FCI and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminants. Except as set forth on Schedule 4.02(t) to
                                                             ----------------
the Credit Agreement, neither FCI nor any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminants onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Company, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule 4.02(t) to the
                                                        ----------------
Credit Agreement will have a Material Adverse Effect, a material adverse effect on the interests of EagleFunding or the Collateral Agent in the Collateral or an adverse effect on EagleFunding, the Collateral Agent or the Deal Agent.

         (xxii) Tax Liens. All taxes applicable to such Contract and the related
                ---------
VOI or Lot have been paid; except where the failure to pay would not have a Material Adverse Effect. There are no delinquent tax liens in respect of the VOI or Lot underlying such Contract.

         (xxiii) Reserved.

         (xxiv) Contract Files. The related Contract File contains the documents
                --------------
required by Section 4.02(v) of the Credit Agreement.

         (xxv) Lock-Box Accounts. The Obligor of such Contract either:
               -----------------

                 (1) shall have been instructed, pursuant to the Seller's routine distribution of a periodic statement to such Obligor next succeeding

                      (A) the Effective Date or any Contract Grant Date, as applicable, or

                      (B) the day on which a PAC ceased to apply to such Contract, in the case of a Contract formerly subject to a PAC,

         but in no event later than the then next succeeding due date for Payment under the related Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit H of the Credit Agreement, or

                  (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Seller has, and has caused, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

        (xxvi) Ground Leases.  In the case of any Contract relating to a VOI or
               -------------
Lot located in Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, (i) the ground lease to which the relevant Development is subject has a fixed term which terminates after the maturity of such Contract, and (ii) all rent due and payable for the term of the relevant ground lease has been fully paid through the date on which this representation is made (or remade, as the case may be).

        (xxvii)  Ownership  Interest.  On or after the relevant  Contract Grant
                 -------------------
Date, the Company shall have a legal, valid and perfected ownership interest in, and good and marketable title to, the Contract, which interest in and title to the Contract is free and clear of all liens (other than the Primary Lien).

         All of the representations and warranties of Seller and FCI set forth in this Section 7(b) shall be deemed to be remade, without further act by any
         -----------
Person, on and as of each Cut-Off Date with respect to each Contract Purchased by the Company on and as of the Effective Date and each Contract Grant Date. In addition, each of the representations and warranties of Seller and FCI set forth in the following subsections of this Section 7(b) shall be deemed to be remade,
                                      -----------
without further act by any Person, on and as of each Business Day hereunder occurring prior to the Collection Date: subsections (i) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Definitions List at clauses (a), (b), (c), (d), (h), (k), (l), (m), (o),
(q), (r), (t), (u), (v) and (w) thereof),  (iii), (iv), (v), (viii),  (ix), (x),
(xii), (xiv), (xv), (xxi), (xxii), (xxiv), (xxv), (xxvi) and (xxvii). All of the representations and warranties set forth in this Section 7(b) shall survive the
                                                  -----------
Purchase of the respective Contracts by the Company.

        (c) Representations and Warranties Regarding the Contract Files. Seller
            -----------------------------------------------------------
and FCI jointly and severally represent and warrant to the Company as to each Contract and the related Contract File conveyed by it hereunder as follows:

        (i) Possession.  On or immediately prior to the Effective Date and each
            ----------
Contract Grant Date, the Custodian will have possession of each original Contract and the related Contract File being sold to Company on said date, and shall have acknowledged such receipt, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Contract and the related Contract File (provided, however, that the fact that
                                        --------   -------
any of the Contracts not required to be in its respective Contract File pursuant to Section 4.02(v) of the Credit Agreement is not in the possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

        (ii) Marking Records. On or before each Contract Grant Date, the Seller
             ---------------
shall have caused the portions of the computer files relating to the Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such

Contract constitutes part of the Collateral Granted by the Company in accordance with the terms of the Credit Agreement. In addition, prior to each such Grant, each such Contract shall have been clearly and unambiguously stamped or marked as follows:

                  "This Contract is part of the Collateral under a Collateral Agency Agreement, dated as of January 15, 1998, by and among BankBoston, N.A. and the secured parties thereto. A first priority security interest herein is held by BankBoston, N.A. as Collateral Agent for each of the secured parties under the Collateral Agency Agreement.

         The representations and warranties of Seller and FCI set forth in this
Section 7(c) shall be deemed to be remade, without further act by any Person, on
------------
on and as of the Effective Date, and each Contract Grant Date with respect to the Contracts conveyed to the Company on and as of each such date. The representations and warranties set forth in this Section 7(c) shall survive the
                                                 -----------
transfer and assignment of the respective Contracts to the Company.

        (d) Survival of  Representations  and Warranties.  It is understood and
            --------------------------------------------
agreed that the representations and warranties contained in this Section 7 shall
                                                                 ---------
remain operative and in full force and effect, shall survive the transfer and conveyance of the Contracts by the Seller to the Company and the Grant by the Company to Collateral Agent and shall inure to the benefit of the Company, the Collateral Agent and EagleFunding and their respective designees, successors and assigns.

         (e)  Indemnification of the Company.  The Seller and FCI shall jointly
              ------------------------------
and severally indemnify, defend and hold harmless the Company against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts"), which
                                                    -------------------
(i) may at any time be imposed on, incurred by or asserted against the Company in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted by the Company under or in connection with any of the foregoing, (ii) would not have been imposed on, incurred by or asserted against the Company but for its having purchased the Contracts and related Transferred Assets hereunder or (iii) relate to the services underlying the Contracts or any of the other Transferred Assets or any act or omission to act by the Seller in respect of any of the Transferred Assets, excluding, however, (a) recourse for uncollectible Payments under the
         ---------   -------
Contracts or to insure against default by the Obligors thereunder, (b) any income, franchise or other taxes (or interest or penalties with respect thereto) incurred by the Company arising out of or as a result of this Agreement or the Transferred Assets conveyed hereunder in respect of any Contract and (c) any claim, expense, cost or liability of the Company under the Credit Agreement or Liquidity Agreement. Without in any way limiting the foregoing, except as otherwise provided in this Section 7(e), or Section 12(j) hereof, the Seller
                            -----------       -------------
shall pay to the Company, on demand, any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts relating to or resulting from: (w) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any sales, gross receipts, intangible personal property, privilege or license taxes, but not including taxes imposed upon the Company under the laws of the United States or any jurisdiction within the United States in which the Company is organized
or  maintains  its principal   office  or  in  which  the  Company  books  this
transaction; (x) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any taxes which may arise at any time and from time to time in the future in respect of this Agreement, the transactions contemplated hereby and the subject matter hereof and thereof;(y) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller hereunder or imposed against the Company or the Seller, the property involved or otherwise, or (z) any and all loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in this Agreement. The agreements in this clause (e) shall survive the collection of all Contracts, the termination of this Agreement and the payment of all amounts payable hereunder and under the Contracts. For purposes of this clause (e), any reference to the Company shall include any officer, director, employee, agent or affiliate thereof, or any successor or assignee thereof.

Section 8.   Repurchases of Contracts for Breach of Representations
             ------------------------------------------------------
             and Warranties.
             --------------

        (a) Repurchase Obligation. Subject to Section 8(b) hereof, Seller shall
            ---------------------             -----------
repurchase from the Company, at the Repurchase Price defined immediately below, any Contract sold by Seller to the Company on the first Settlement Date occurring following the last day of the immediately preceding Calculation Period in which Seller becomes aware or receives written notice from the Company or the Collateral Agent that such Contract is a "Defective Contract"; provided,
                                                                      --------
however, that with respect to any Contract incorrectly described on the Contract
-------
Schedule only with respect to its Principal Balance on the relevant Cut-Off Date, which Seller would otherwise be required to repurchase pursuant to this
Section 8(a),  Seller may, in lieu of  repurchasing  such Contract,  pay to the
-----------
Company on the Business Day next preceding the relevant Notice Settlement Date, cash in an amount sufficient to cure such deficiency or discrepancy. For purposes of this Section 8(a) the term "Repurchase Price" shall mean an amount equal to the product of (x) a factor of .97 multiplied by (y) the remaining
                                              --------------
Principal Balance outstanding on such Contract as of the opening of business on the latest Determination Date to occur prior to the Settlement Date on which the repurchase is to be effected hereunder, together with accrued and unpaid interest thereon at the Contract Rate from the earlier of (i) the last due date as to which the Obligor paid interest under such Contract or (ii) such Determination Date, to the Settlement Date on which such repurchase is made. The Company hereby directs the Seller, for so long as the Credit Agreement is in effect, to make such payment on its behalf to the Collection Account pursuant to Section 7(b) hereof. The following defects with
                                -----------
respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 7(b): misspellings of or omissions of initials in names;
             ------------
name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

        (b) Repurchases.  Seller shall notify the Company of any repurchase not
            -----------
less than two Business Days prior to the date on which such repurchase shall be effected, specifying the Defective Contract and the Repurchase Price therefor. Upon the repurchase of a Defective Contract pursuant to Section 8(a), Seller
                                                           -----------
shall, prior to 11:00 A.M. New York City time on the relevant Settlement Date deposit, on behalf of the Company, deposit or otherwise caused to be retained in the Collection Account the Repurchase Price.

         Upon each repurchase, the Company shall, automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Company in and to such Defective Contract, the VOI or Lot, the Contract File relating thereto, all monies due or to become due with respect thereto, all Payments and proceeds thereof (including Payments received from and including the Determination Date next preceding the date of transfer) and all other assets related thereto as described in Sections 2 and 3
                                                               ----------------
hereof . The Company shall execute such documents, releases and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Defective Contract, and the VOI or Lot and Contract File related thereto pursuant to this subsection.

         (c) Except for the remedies set forth in Section 7(e),  the  obligation
                                                  -----------
of Seller to repurchase any Defective Contract shall constitute the sole remedy against Seller, FCI or their affiliates, respecting any breach of the representations  and  warranties  set forth in  Section  7(b) and (c)  available
                                                ---------------------
hereunder to the Company; provided, however, that this provision shall not limit
                          -----------------
in any way rights of the Company against any other Person.

         (d) FCI hereby irrevocably and unconditionally guarantees to the Company, the Collateral Agent, the Deal Agent and EagleFunding the due and punctual performance by Seller of all of its repurchase obligations set forth in this Section 8. Such guaranty by FCI shall be on identical terms as FCI's guaranty of Seller's servicing obligations as set forth in Section 9.14(b) of the Credit Agreement.

Section 9.  Covenants of Seller and FCI.
            ---------------------------

         (a)  Affirmative  Covenants of Seller and FCI. At any time prior to the
              ----------------------------------------
Collection Date, Seller and FCI each covenants and agrees that it shall:

         (i) Compliance with Laws, Etc. Comply in all material respects with all
             -------------------------
applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party.

         (ii)  Preservation  of Corporate  Existence. Preserve and maintain its
               -------------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

    (iii)  Audits.  At any time and from time to time  during  regular  business
           ------
hours, permit the Company, and/or its agents, representatives or assigns, access:

                  (i) to the offices and properties of Seller or FCI (including, without limitation, any repository used by Seller or FCI to store the computer tapes or other computer records constituting the Daily Report) in order to examine and make copies of and abstracts from all books, correspondence and Records of Seller or FCI as appropriate to verify the Seller's or FCI's compliance with this Agreement, or any other Facility Documents to which Seller or FCI is a party and any other agreement contemplated hereby or thereby, and the Company and/or its agents, representatives and assigns may examine and audit the same, and make photocopies thereof (and computer tapes or other computer replicas thereof, as appropriate), and Seller and FCI agrees to render to the Company and/or its agents, representatives and assigns, at Seller's and FCI's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

                  (ii) to the officers or employees of Seller and FCI in order to discuss matters relating to the Contracts or Seller's or FCI's performance hereunder with any of such officers or employees of Seller and FCI having knowledge of such matters.

Each such audit shall be at the sole expense of Seller and FCI. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Company's, or its assigns', reasonable commercial judgment. The Company and its agents, representatives and assigns shall also have the right to discuss Seller's and FCI's affairs with the officers and employees of Seller and FCI and Seller's and FCI's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Contracts and related Collateral.

         (iv) Keeping of Records and Books of Account. Maintain  and  implement
              ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Contract).

         (v) Performance and Compliance with  Receivables and Contracts.  At its
             ----------------------------------------------------------
expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by Seller or FCI under the Contracts.

         (vi) Location of Records.  Maintain its principal place of business and
              -------------------
chief executive office, and the offices where it maintains its Records, at the addresses referred to in Section 4.01(k) of the Credit Agreement or, in any such
                         --------------
case, upon 30 days' prior written notice to the Company, at such other locations within the United States where all action required by Section 7.04 of the Credit
                                                      ------------
Agreement shall have been taken and completed (giving effect to the provisions of such Section 7.04 as if each reference to the "Borrower" therein is instead a
        ------------
reference to each of the Seller and FCI). Each of Seller and FCI will at all times maintain its chief executive office and the offices where it keeps the Records within the United States of America.

    (vii)  Compliance  with  ERISA.  Comply in all  material  respects  with the
           -----------------------
provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

   (viii) Ownership Interest.  Take such action with respect to each Contract as
          ------------------
is necessary to ensure that the Company maintains either a first priority perfected security interest in or a legal and valid ownership interest in such Contract and the related Collateral, in each case free and clear of any Liens (other than the Primary Lien and in the case of any VOIs of Lots, any Permitted Encumbrance thereon) and respond to any inquiries with respect to ownership of a Contract sold by it hereunder by stating that, from and after the applicable Closing Date relating thereto, it is no longer the owner of such Contract and that ownership of such Contract is held by the Company subject to the lien of the Credit Agreement and the Liquidity Security Agreement;

         (ix)  Instruments.  Not remove any portion of the  Contracts or related
               -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date the most recent Opinion of Counsel delivered pursuant to Section 5.01(j) of the Credit
                                                  ---------------
Agreement (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Effective Date if no Opinion of Counsel has yet been delivered pursuant to Section 5.01(j) of the Credit Agreement) unless
                                --------------
the Collateral Agent shall have first received an Opinion of Counsel to the effect that the lien and security interest created by the Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and
                        --------- -------
the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n)of
                                                              --------------
the Credit Agreement.

         (x) No Release.  Not take any action and shall use its best efforts not
             ----------
to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness or, any such document, instrument or agreement, except as expressly provided in this Agreement or the Credit Agreement or such other instrument or document.

         (xi) Insurance and Condemnation.
              --------------------------

                   (A) FCI (1) shall use its best efforts, in the case of Developments where FCI or any subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) shall do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POA's for each Development, to (A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and
         (B) apply
          the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which exercise of best efforts shall include voting as a member of the POA or as a proxy or attorney-in-fact for a member). For the avoidance of doubt, the parties acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POA in accordance with the respective Declaration (or any similar charter document) relating to each VOI Regime.

                  (B) Each of FAC and FCI shall remit to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs or Lots.

    (xii)  Separate  Identity.  Take  such  action  (and  cause FMB  and the VB
           ------------------
Subsidiaries  to take such  action) as is necessary  to ensure compliance  with
Section 5.01(o) of the Credit Agreement.
--------------

    (xiii) Computer  Files.  Mark or cause to be marked  each  Contract  in its
           ---------------
computer files that the Contracts conveyed to Company hereunder have been pledged to Collateral Agent.

    (xiv)  Taxes.  File or cause to be filed,  and cause each of its  Affiliates
           -----
with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose Seller or FCI to a material liability. Each of Seller and FCI shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Seller, FCI or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose Seller or FCI to a material liability.

         (xv) Facility Documents. Comply in all material respects with the terms
              ------------------
of, and employ the procedures outlined under this Agreement and all of the other Facility Documents to which it is a party, and take all such action to such end as may be from time to time reasonably requested by the Company to maintain all such Facility Documents in full force and effect.

    (xvi) Contract  Schedule.  Promptly  amend the Contract  Schedule to reflect
          ------------------
terms or discrepancies that become known after any Contract Grant Date, and promptly notify the Company and Deal Agent of any such amendments.

   (xvii)  Segregation  of  Collections.  Prevent  the  deposit  into any of the
           ----------------------------
Lock-Box Accounts, the Collection Account or the Spread Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Spread Account as required by the Credit Agreement) (provided that this
                                                              --------
Covenant shall not have been breached to the extent that items other than Collections, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into any of the Lock-Box Accounts), and to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.

         (b)  Negative  Covenants  of Seller  and FCI.  At any time prior to the
              ---------------------------------------
Collection Date, Seller and FCI each covenants and agrees that it shall not, without the prior written consent of the Company and the Collateral Agent and Deal Agent:

         (i) Sales, Liens, Etc. Against Receivables and Related Security. Except
             -----------------------------------------------------------
for the  releases  contemplated  under  Section  7.11  and  7.12  of the  Credit
                                        ------------------------
Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Primary Lien and with respect to VOIs and Lots relating to Contracts, any Permitted Encumbrances thereon) upon or with respect to, any Contract or any Transferred Assets, or any interests in either thereof, or upon or with respect to any Lock-Box Account to which any Collections are sent, or assign any right to receive income in respect thereof. Each of FCI and Seller shall immediately notify the Company of the existence of any Lien on any Contract or Transferred Assets, and shall defend the right, title and interest of the Company in, to and under the Contracts and Transferred Assets, against all claims of third parties.

         (ii) Extension or Amendment of Contract Terms. Extend,  amend, waive or
              ----------------------------------------
otherwise modify the terms of any Contract (other than by way of a Permitted Deferral or in accordance with Customary Practices), or permit the rescission or cancellation of any Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Contract or otherwise; provided, however, that the following
                                          --------   -------
modifications may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extent the maturity of required Payments, and (iii) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

    (iii)  Change in  Business  or Credit and  Collection  Policy.  (A) Make any
           ------------------------------------------------------
change in the character of its business, or (B) make any change in the Credit Standards and Collection Policies or deviate from the exercise of Customary Practices, which change or deviation would, in either case, materially impair the value or collectibility of any Contract.

         (iv) Change in Payment  Instructions to Obligors.  Add or terminate any
              -------------------------------------------
bank as a Lock-Box  Bank from those listed in Exhibit E to the Credit  Agreement
                                              ---------
or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Account at a Lock-Box Bank, unless the Company and Deal Agent shall have received (i) 30 days' prior written notice of such addition, termination or change, (ii) written confirmation from the Seller or FCI that after the effectiveness of any such termination, there shall be at least one (1) Lock-Box Account in existence and (iii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Seller, the Company, the Servicer, the Collateral Agent and the Deal Agent and (y) copies of all agreements and documents signed by either the Company or the respective Lock-Box Bank with respect to any new Lock-Box Account.

         (v) Change in Corporate  Name,  Etc.  Make any change to its  corporate
             -------------------------------
name, fictitious names, assumed names or doing business names which existed on the Effective Date without providing at least 30-days prior written notice to the Company and the Deal Agent to the extent all action required by Section 7.04
                                                                    -----------
of the Credit Agreement shall have been taken and completed (giving effect to the provisions of such Section 7.04 as if each reference to the "Borrower"
                         ------------
therein is instead a reference to each of Seller and FCI).

         (vi) ERISA Matters.  (i) Engage or permit any ERISA Affiliate to engage
              -------------
in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that Seller, FCI or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto;
(iv) terminate any Benefit Plan so as to result in any liability; (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of Seller, FCI or any ERISA Affiliate under ERISA or the IRC; provided, however, Seller's or FCI's ERISA
                                    --------   -------
Affiliates may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses
(i) through (iv) above so long as such events occurring within any fiscal year of Seller or FCI, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA
                                                                         -----
Liabilities") in an amount which does not exceed $500,000.
-----------

         (vii) Terminate  or Reject  Contracts.  Without  limiting  anything in
               -------------------------------
Section 9(b)(ii) above, terminate or reject any Contract prior to the end of the
---------------
term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Contract and any related Collateral have been released from the Primary Lien pursuant to
Section  7.11 of the Credit  Agreement  in  consideration  of the  payment of an
-------------
appropriate Release Price therefor.

   (viii)  Facility  Documents.  Except as otherwise  permitted under the Credit
           -------------------
Agreement,  (a) terminate,  amend or otherwise  modify any Facility  Document to which it is a party, or grant any waiver or consent thereunder, or (b) terminate, amend or otherwise modify the FairShare Plus Agreement; provided,
                                                                     ---------
however,  (A) the Title  Clearing  Agreements may be amended for the purposes of
-------
(1) making additional properties subject thereof, (2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (3) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Credit Agreement, and (B) the FairShare Plus Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), FCI or Seller furnishes to the Company and Deal Agent an Opinion of Counsel in form and substance acceptable to the Deal Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of EagleFunding, the Collateral Agent or the Deal Agent.

         (ix) Accounting  Treatment.  Prepare any financial  statements or other
              ---------------------
statements which shall account for the transactions contemplated by this Agreement in any manner other than as the sale of, or a capital contribution of, the Contracts by the Seller to the Company.

         (x)  Insolvency  Proceedings.  Institute  Insolvency  Proceedings  with
              -----------------------
respect to the Company or consent to the institution of Insolvency Proceedings against the Company, or take any corporate action in furtherance of any such action, or allow the Company to seek dissolution or liquidation in whole or in part.

Section 10.  Seller Subordinated Note.
             ------------------------

         (a) On the Effective Date, Company shall execute the Subordinated Note substantially in the form of Exhibit "E" (the "Subordinated Note"). The principal amount of the Subordinated Note shall be calculated pursuant to the Settlement Report and, on any day, shall be equal to the Subordinated Interest on such day.

         (b) Interest on the principal amount of the Subordinated Note shall accrue at a rate set forth in the Subordinated Note. Principal and interest payments on the Subordinated Note may be made only at the times and to the extent permitted by the Credit Agreement. Principal amounts outstanding on the Subordinated Note shall increase concurrently with the payment of the Purchase Price pursuant to the terms hereof. Except to the extent permitted by the Credit Agreement, Seller agrees not to ask, demand, sue for or take or receive from Company in cash or other property, by set-off or in any other manner, payment of all or any part of the Subordinated Note.

         (c) The Seller agrees upon any distribution of all or any of the assets of Company to creditors of Company upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment protection, relief, or composition of Company or its debts, any payment or distribution of any kind in respect of the Subordinated Note (including, without limitation, cash, property, securities and any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of Company being subordinated to the payment of the Subordinated Note) that otherwise would be payable or deliverable upon or with respect to the Subordinated Note, directly or indirectly, by set-off or in any other manner, including, without limitation, from or by way of the Collateral, shall be paid or delivered directly to the Deal Agent for application (in the case of cash) to or as Collateral (in the case of non-cash property) for the payment or prepayment in full of, the Obligations until the Obligations shall have been indefeasibly paid in full in cash. The Deal Agent and Collateral Agent are irrevocably authorized and empowered (in their own name or in the name of the Seller or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Note and enforcing any security interest or other lien securing payment of the Subordinated Note) as may be required to (i) collect the Subordinated Note for the account of EagleFunding and to file appropriate claims or proofs of claim in respect of the Subordinated Note, (ii) collect and receive any and all payments or distribution which may be payable or deliverable upon or with respect to the Subordinated Note. Seller shall execute and deliver to the Deal Agent and Collateral Agent such powers of attorney, assignments or other instruments as the Deal Agent and Collateral Agent may request in order to enable the Deal Agent or Collateral Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Note.

         (d) All payments or distributions upon or with respect to the Subordinated Note that are received by the Seller contrary to the provisions of the Credit Agreement shall be received in trust for the benefit of the Deal Agent and EagleFunding and shall be segregated from other funds and property held by Seller and shall be forthwith paid over to the Deal Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as Collateral (in the case of non-cash property) for the payment or prepayment in full of the Obligations until the Obligations shall have been indefeasibly paid in full in cash. The Seller agrees that no payment or distribution to EagleFunding pursuant to the provisions of the Subordinated Note shall entitle the Seller to exercise any rights of subrogation in respect thereof against Company until the Obligations shall have been indefeasibly paid in full in cash. The Seller and Company hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that the Deal Agent or Collateral Agent protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Company or any other Person or any Collateral.

          (e) The Seller agrees and confirms that neither the Deal Agent nor Collateral Agent shall have any duty whatsoever to the Seller as holder of the Subordinated Note and that such Deal Agent and Collateral Agent shall not be liable to the Seller for any action taken or omitted, to the extent authorized under terms of the Credit Agreement or this Agreement, with respect to the Subordinated Note.

         (f) Prior to the indefeasible payment in full in cash of the Obligations the Seller will not seek to collect any amounts owing under the Subordinated Note in any manner or exercise or enforce any of its rights under the Subordinated Note, except as permitted by the Credit Agreement.

         (g) The Seller and Company further agree that at no time hereafter will any part of the indebtedness represented by the Subordinated Note be represented by any negotiable instruments or other writings except the Subordinated Note.

         (h) The Seller and Company waive notice of and consent to the creation of the EagleFunding Loans pursuant to the Credit Agreement, and any other Obligation, any extensions granted by EagleFunding, the Deal Agent, or Collateral Agent, with respect thereto, the taking or releasing of Collateral or any obligors or guarantors for the payment thereof, and the releasing of the Seller or any other subordinating creditors. No failure or delay by EagleFunding, the Deal Agent, Collateral Agent or the Liquidity Collateral Agent to exercise any right granted herein, or in any other agreement or bylaw shall constitute a waiver of such right or of any other right.

         (i) The Seller and Company agree to execute and deliver to EagleFunding, the Collateral Agent, the Deal Agent and the Liquidity Collateral Agent such additional documents and to take such further actions as EagleFunding, the Collateral Agent, the Deal Agent and the Liquidity Collateral Agent may hereafter reasonably require to evidence the subordination of the Subordinated Note.

         (j) The terms of the Subordinated Note and the subordination effected hereby, and the rights of EagleFunding, the Collateral Agent, the Deal Agent and the Liquidity Collateral Agent and the obligation of the Seller and Company arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by (i) any amendment or modification of or supplement to any provision of the Facility Documents, or any instrument or document executed or delivered pursuant thereto or in connection with the transactions contemplated thereby; (ii) the validity or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Obligations, or any instruments or documents related thereto or arising at law; or (iv) any waiver, consent release, indulgence, extension, renewal, modification, delay or other action, inaction, or omission in respect of any Obligation, or any of the instruments or documents related thereto.

         (k)  Neither  the  Subordinated  Note nor any  right of the  Seller  to receive any payment thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed; provided, however,
                                                              --------  -------
that the Seller may pledge or otherwise transfer the Subordinated Note to the Collateral Agent for the benefit of the FAC Lenders and the FAC Agent and the FCI Lenders and the FCI Agent or otherwise pledge or transfer the Subordinated Note to a third party with the prior written consent of Deal Agent; provided,
                                                                       --------
further, that any assignee of the Subordinated Note shall be bound by all of the
-------
terms applicable to the Subordinated Note set forth in the Facility Documents.

Section 11.  Representations and Warranties of the Company.
             ---------------------------------------------

         The Company represents and warrants as of the Effective Date and each Contract Grant Date, that:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority, and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. The Company is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction necessary to carry on its business as presently conducted and to perform its obligations under this Agreement;

         (b) The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly approved by all necessary corporate action on the part of the Company;

         (c) This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be subject to or limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity;

         (d) The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof applicable to the Company will not conflict with, violate, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under any provision of any existing law or regulation or any order or decree of any court applicable to the Company or its certificate of incorporation or bylaws or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Company is a party or by which it or its properties is bound;

         (e) There are no proceedings or investigations pending or, to the best knowledge of the Company, threatened against the Company before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that, in the reasonable judgment of the Company, would adversely affect the performance by the Company of its obligations under this Agreement, or (D) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement;

         (f) All approvals, authorizations, consents, orders or other actions of any person or entity or any governmental body or official required in connection with the execution and delivery of this Agreement by the Company, the performance by it of the transactions contemplated hereby and the fulfillment of the terms hereof, have been obtained and are in full force and effect; and

         (g) The Company is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Company has not incurred Debts beyond its ability to pay; and the Company, after giving effect to the transactions contemplated by this Agreement, will have an adequate amount of capital to conduct its business in the foreseeable future.

Section 12.  Miscellaneous.
             -------------

         (a)  Amendment.  This Agreement may be amended from time to time or the
              ---------
provisions hereof may be waived or otherwise modified by the parties hereto by written agreement signed by the parties hereto; provided, however, that no such
                                                ------------------
amendment, waiver or modification shall be effective without the prior written consent of the Deal Agent.

         (b) Software. (i) Subject to paragraph (b)(ii) below, FCI and each Originator hereby grants a royalty free perpetual, irrevocable non-exclusive license to Seller and the Company (which for all purposes of this License shall include, without limitation, any secured party which enforces its rights against Seller or the Company or any transferee of any such secured party which acquires rights in connection with or subsequent to such enforcement), in, to and under all rights of FCI and each Originator in or to all intellectual property
(including, without limitation, all computer software, tapes, disks and other electronic media, books, records and documents) relating to the Contracts; including, without limitation, any such software, electronic media, books, records and documents used:

                  (A)        to account for and service the Transferred Assets;

                  (B) in the management of any VOI resorts, and the VOIs and Lots located within such VOI resorts,

                  (C) in the monitoring of accounts receivables and third party contracts relating to the management of properties located within any VOI resort, and

                  (D) in managing and operating the FairShare Plus Program and the Reservation System;

and al rights of FCI in, to or under all relevant licenses, sublicenses, leases, contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be, including without limitation, all such rights arising under such software, electronic media, books, records and documents (all of the rights described in this clause (i) being referred to collectively referred to as the "Licensed Rights"). Each of Seller and the Company shall have the right to use all of the Licensed Rights in connection with the conduct of their respective business as each deems necessary or appropriate, including without limitation the right to use such Licensed Rights for the purposes specified in clauses b(i)(A)-(D) immediately above and the right to assign, sublicense or otherwise transfer all or any part of such rights to one or more third parties in connection with the transfer of all or any part of the Transferred Assets (including, without limitation, any such transfer pursuant to or in connection with the grant by Seller and/or the Company of a security interest in any or all of its assets and/or the enforcement by any such secured party of its interests in such assets).

         (ii) The  license  granted to Seller and  Company  pursuant  to clauses
(b)(i)(B)-(D) immediately above, shall only be deemed to confer upon Seller and Company, and their respective successors and assigns, the sole right to sub-license the use of such software, electronic media, books, records and documents (at no charge, except for reimbursement of administrative, legal and other expenses associated with such sub-license) to (A) FCI (as long as FCI or any of its subsidiaries is manager of the subject POA) or the subject POA (in the event FCI or any of its subsidiaries is not the manager of such POA) in the case of clauses (b)(i)(B)-(C) above or
(B) FCI (or if applicable any successor to FCI) under the FairShare Plus Program in the case of clause (b)(i)(D) above; provided that, no such sub-license shall be effective unless and until each of the following events have occurred: (x) an Event of Default has occurred and is continuing under the Credit Agreement and
(y) FCI is unable to continue, or has been removed, as manager of the subject POA or the FairShare Plus Program, such removal occurring other than as a result of action instigated (whether by institution of a proxy contest or otherwise) by the Company or its successors and assigns, including Collateral Agent.

         (iii) All rights and licenses  granted under or pursuant to this clause
(b) (the  "License")  are, and shall  otherwise be deemed to be, for purposes of
Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights in and to "intellectual property" as defined under the Code. The parties hereto agree that each of the Seller and the Company, as licensee of such rights under the License, shall have and retain and may fully exercise and exploit all of their respective rights under the Code. The parties hereto further agree that, in the event of the commencement of bankruptcy proceedings by or against FCI under the Code, each of Seller and Company, as licensees, shall be entitled to have and retain all of its rights under the License.

         (iv) In an Event of Default has occurred and is continuing under the Credit Agreement, FCI hereby agrees to provide to any of the persons or entities described in clauses b(ii)(A) and (B) immediately above, and each of their successors and assigns, immediately upon the written request of Seller or Company, copies of all software (including without limitation both object code and source code), tapes disks, other electronic media, books, records, documents and other tangible embodiments of the Licensed Rights.

         (c) Assignment.  The Company has the right to assign its interest under
             ----------
this  Agreement  as may  be  required  to  effect  the  purposes  of the  Credit
Agreement, without the consent of the Seller or FCI, and the assignee shall succeed to the rights hereunder of the Company. In addition, but only to the extent allowed by the Credit Agreement, Collateral Agent, Deal Agent or EagleFunding has the right to assign its interest hereunder without the written consent of either Seller or FCI, and the assignee shall succeed to the rights hereunder of Collateral Agent, Deal Agent or EagleFunding.

        (d)  Counterparts.  This  Agreement  may be  executed  in any number of
             ------------
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         (e) Termination.  Seller's and FCI's obligations  under this Agreement
             -----------
shall survive the sale of the Contracts to the Company, the Company's pledge of the Contracts to the Collateral Agent under the Credit Agreement, and EagleFunding's pledge and assignment under the Liquidity Security Agreement to the Liquidity Collateral Agent and such obligations shall not terminate until the satisfaction and payment of all Obligations under the Credit Agreement.

        (f) Governing Law. This Agreement shall be construed in accordance with
            -------------
the laws of the State of Nevada and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        (g) Notices.  All demands and notices hereunder shall be in writing and
            -------
shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by express delivery service, to (i) in the case of Seller, Fairfield Acceptance Corporation, 11001 Executive Center Drive, Little Rock, Arkansas 72211, Attention: President, or such other address as may hereafter be furnished to the Company and FCI in writing by Seller, (ii) in the case of FCI, FMB and VB Subsidiaries, c/o Fairfield Communities, Inc., 11001 Executive Center Drive, Little Rock, Arkansas 72211, Attention: President, or such other address as may hereafter be furnished to Seller or the Company in writing by FCI, and (c) in the case of the Company, Fairfield Receivables Corporation, Suite 1000, 5851 W. Charleston Blvd., Las Vegas, Nevada 89102,
Attention: President, or such other address an may be furnished to Seller or FCI in writing by the Company; with a copy of any such notice to Collateral Agent at 100 Federal Street, Boston, MA 02110, Attention: Amy Roberts, or such other address as may hereafter be furnished to Seller or FCI in writing by the Collateral Agent.

        (h)  Severability  of Provisions.  If any one or more of the covenants,
             ---------------------------
agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

        (i) Successors and Assigns.  This Agreement  shall be binding upon each
            ----------------------
of Seller, FCI and the Company and their respective successors and assigns, as may be permitted hereunder, and shall inure to the benefit of each of the Seller, FCI and the Company and each of the Collateral Agent, the Deal Agent, EagleFunding and the Liquidity Collateral Agent to the extent explicitly contemplated hereby (including, without limitation, with respect to the Subordination provisions of Section 10 hereof).
                            ----------

        (j) Costs,  Expenses and Taxes.  (A) Each of Seller and FCI jointly and
            --------------------------
severally agrees to pay on demand to Company (x) all reasonable costs and expenses incurred or reimbursed (or to be reimbursed) by Company in connection with the preparation, execution and delivery (including any requested amendments, waivers or consents) of this Agreement, the other Facility Documents and the other documents to be delivered hereunder and thereunder, including, without limitation, reasonable fees and out-of-pocket expenses of counsel (subject, in the case of fees and expenses of counsel, to the terms of the Fee Letter and (y) all reasonable costs and expenses, if any, incurred or reimbursed (or to be reimbursed) by Company (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies under this Agreement and each of the other documents to be delivered hereunder.

         (B) Each of Seller and FCI jointly and severally agrees to pay, indemnify and hold Company harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable by or reimbursed (or to be reimbursed) by Company in connection with the execution, delivery, filing and recording of this Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder, and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                   FAIRFIELD ACCEPTANCE CORPORATION


                                   By:/s/Robert W. Howeth
                                      Its:  President


                                   FAIRFIELD COMMUNITIES, INC.


                                   By:/s/Robert W. Howeth
                                      Its:  Senior Vice President


                                   FAIRFIELD MYRTLE BEACH, INC.


                                   By:/s/Robert W. Howeth
                                      Its:  Vice President


                                   SEA GARDENS BEACH AND
                                   TENNIS RESORT, INC.


                                   By:/s/Robert W. Howeth
                                      Its:  Vice President


                                   VACATION BREAK RESORTS, INC.


                                   By:/s/Robert W. Howeth
                                       Its:  Vice President


                                   VACATION BREAK RESORTS AT
                                   STAR ISLAND, INC.


                                   BY:/s/Robert W. Howeth
                                      Its:  Vice President

                              PALM VACATION GROUP, by its
                              its General Partners:

                                  Vacation Break Resorts at Palm
                                  Aire, Inc.


                                  By:/s/Robert W. Howeth
                                     Its:  Vice President


                                  Palm Resort Group, Inc.


                                  By:/s/Robert W. Howeth
                                     Its:  Vice President


                                  OCEAN RANCH VACATION GROUP,
                                  by its General Partners:

                                  Vacation Break at Ocean Ranch, Inc.


                                  By:/s/Robert W. Howeth
                                     Its:  Vice President


                                  Ocean Ranch Development, Inc.


                                  By:/s/Robert W. Howeth
                                     Its:  Vice President

                                  FAIRFIELD RECEIVABLES CORPORATION


                                  By:/s/Gordon W. Stewart
                                      Its:  President